UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 November 13, 2018

Commission File Number of issuing entity: 333-218098-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or

organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-218098

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or

organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last

report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or

organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01    Other Events

On November 13, 2018, Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”), as depositor, transferor and beneficiary of the Issuing Entity, and Chase Bank USA, National Association, a national banking association (the “Bank”), as sponsor, servicer and administrator of the Issuing Entity, entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as an underwriter and as representative of the underwriters named in any applicable terms agreement.

On November 13, 2018, the Issuing Entity filed a preliminary prospectus with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(h) of the Rules and Regulations under the Securities Act of 1933, as amended (15 U.S.C. 77d) (the “Securities Act”). Pursuant to the terms of the Underwriting Agreement, the Issuing Entity, Chase Card Funding and the Bank propose to sell notes of the series, classes and tranches designated in a terms agreement from time to time during the period from and including the date of the Underwriting Agreement through the earlier of the next date on which a revised preliminary prospectus is filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act or February 10, 2019 (the “Issuance Period”). For each issuance of notes during the Issuance Period, the Bank, Chase Card Funding, the Issuing Entity and J.P. Morgan Securities LLC, as representative of the underwriters named in any applicable terms agreement, will enter into a terms agreement, the form of which is attached to the Underwriting Agreement. Each such terms agreement will set forth the terms of the notes, including the series or tranches of such notes, and shall be dated the date of the pricing of such notes.

The CHASEseries notes are a series of notes that may be sold and delivered to the underwriters under the Underwriting Agreement and will consist of Class A notes, Class B notes and Class C notes. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1a and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1a)	Underwriting Agreement, dated as of November 13, 2018, among Chase Issuance Trust, Chase Card Funding LLC, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC as Depositor of the Chase Issuance Trust

By:	/s/ Simon Braeutigam
Name: Simon Braeutigam
Title: Chief Executive Officer

Date: November 13, 2018